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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported)   October 28, 2002
                                                        ------------------------

                        GLOBAL POWER EQUIPMENT GROUP INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                   001-16501                      73-1541378
------------------         -----------------------        -------------------
 (State or other              (Commission File               (IRS Employer
 jurisdiction of                  Number)                 Identification No.)
 incorporation)


6120 South Yale
Suite 1480
Tulsa, Oklahoma                                               74136
----------------------------------------------           ----------------
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code      (918) 488-0828
                                                   -----------------------------

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Item 5.   Other Events.

          On October 28, 2002, the Registrant issued a press release announcing its results for the second quarter period ended September 28, 2002. The full text of the press release, which is set forth in Exhibit 99.1 hereto, is filed and incorporated in this Report as fully set forth herein.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits.

               Exhibit No.    Description
               -----------    -----------
               99.1           Press Release dated October 28, 2002

               99.2 Transcript of October 29, 2002 telephone conference call.

               99.3 Slide Show Presentation of the Registrant dated October 29, 2002.


Item 9.   Regulation FD Disclosure.

          On October 29, 2002, the Registrant participated in a telephone conference call relating to its earnings release for the second quarter period ended September 28, 2002. The transcript of the conference call and a copy of the accompanying slide show presentation, attached as Exhibits 99.2 and 99.3 hereto, are not filed but are furnished pursuant to Regulation FD.

                                      -2-

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 1, 2002


                                            GLOBAL POWER EQUIPMENT GROUP INC.


                                            By: /s/ John M. Matheson
                                               --------------------------------
                                               John M. Matheson
                                               Secretary

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                                  EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------

99.1           Press Release dated October 28, 2002

99.2           Transcript of October 29, 2002 telephone conference call.

99.3           Slide Show Presentation of the Registrant dated October 29, 2002.